UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 21, 2011

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-49388	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30 East 76th Street, 6th Floor, New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 249-3050

N/A
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Richard A. Friedman, Esq.
Stephen A. Cohen, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 3.02                      Unregistered Sale of Equity Securities

On October 24, 2011, Intellicell Biosciences, Inc. (the “Company”) entered into a securities purchase agreement with a purchaser that qualified as an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold the investor six (6) units, each unit consisting of two thousand five hundred (2,500) shares of our series D convertible preferred stock and a warrant to purchase twenty-five thousand shares (25,000) of the Company’s common stock, for aggregate gross proceeds of $300,000. Each share of series D convertible preferred stock has a stated value equal to $20.00 per share and is initially convertible at any time into shares of common stock at a conversion price equal to $2.00 per share, subject to adjustment under certain circumstances.  As long as the series D preferred stock is outstanding, the conversion price of the series D convertible preferred stock in effect shall be reduced by $0.05 for every one hundred eighty (180) day period a share of series D preferred stock is held by the investor.  The series D convertible preferred stock shall automatically be converted into shares of the Company’s common stock after three years.  The warrants are exercisable for a period of five years from the date of issuance at an initial exercise price of $2.00, subject to adjustment under certain circumstances.  The exercise price of the warrants and the conversion price of the series D convertible preferred stock are subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The investor has contractually agreed to restrict its ability to exercise the warrants and convert the series D convertible preferred stock such that the number of shares of the Company common stock held by the investors and their respective affiliates after such exercise or conversion does not exceed 9.99% of the Company’s then issued and outstanding shares of common stock.

Until such time that the series D convertible preferred stock is no longer outstanding, upon any proposed issuance by the Company of its Common Stock or Common Stock Equivalents (or a combination thereof as defined in the securities purchase agreement) for cash consideration (the “Subsequent Financing”), each investor may elect, in its sole discretion, to exchange all or some of the series D convertible preferred stock and warrants then held by such investor for any securities issued in a Subsequent Financing on a $1.00 for $1.00 basis, provided, however, this right shall not apply with respect to (i) an Exempt Issuance (as defined in the securities purchase agreement) or (ii) an underwritten public offering of the Company’s common stock.

If at any time the Company shall determine to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than (i) the amendment of a registration statement previously filed or the filing of a registration statement that was previously filed and withdrawn or (ii) on Form S-4, Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall use its best efforts to include in such registration statement all of the shares of common stock issuable upon conversion of the series D convertible preferred stock and issuable upon exercise of the warrants (collectively “Registrable Securities”); provided, however, that if the registration statement (i) is to be made on a continuous basis pursuant to Rule 415 under the Securities Act, it shall be within the Company’s sole discretion to reduce or eliminate the number of Registrable Securities that are included in a registration statement to the extent necessary to satisfy the Securities and Exchange Commission’s requirements pursuant to Rule 415 under the Securities Act or (ii)  involves an underwritten offering of the securities of the Company and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the holders have requested the Company to register will materially and adversely affect the distribution of such securities by such underwriters, then the Company may reduce or eliminate the number of Registrable Securities that are included in a registration statement.

A FINRA registered broker-dealer was engaged as placement agent in connection with the private placement.  We paid the placement agent a cash fee in the amount of $39,000 (representing a 10% sales commission and a 3% unaccountable expense allowance) and issued the placement agent a warrant to purchase 150,000 shares of common stock at $2.00 per share. The warrants issued to the placement agent may be exercised on a cashless basis. In the event the placement agent exercises the warrants on a cashless basis, then we will not receive any proceeds.

To date, the Company has sold its series D convertible preferred stock and warrants for aggregate gross proceeds of $340,000, including subscriptions for an aggregate of $40,000 from two non-institutional accredited investors.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.  This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of the series D convertible preferred stock to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada, setting forth the terms of its series D convertible preferred stock. A copy of the Certificate of Designations relating to the series D convertible preferred stock is listed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

3.1	Certificate of Designations of Preferences, Rights and Limitations of the series D convertible preferred stock of Intellicell Biosciences, Inc.

4.1	Form of warrant to Purchase common stock issued by Intellicell Biosciences, Inc. in the private placement.

10.1	Form of securities purchase agreement by and among Intellicell Biosciences, Inc. and the institutional accredited investors in the private placement.

10.2	Form of securities purchase agreement by and among Intellicell Biosciences, Inc. and the non-institutional accredited investors in the private placement.

10.3	Form of registration rights agreement by and among Intellicell Biosciences , Inc. and the investors in the private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: October 27, 2011	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer